UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2012

MMAX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301

 (Address of principal executive offices) (Zip Code)

1-800-991-4534

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

MMAX Media, Inc. (the “Company”) is making this filing as a result of comments received from the SEC’s Division of Corporate Finance concerning its Registration Statement on Form S-1 (registration no. 333-177318). In the course of responding to the SEC Staff’s comments, the Company reviewed the accounting treatment of its merger transaction with Hyperlocal Marketing, LLC (“Hyperlocal”) and concluded that to resolve the staff comments the Company should restate its condensed consolidated financial statements for the periods set forth below.

As a result, on January 6, 2012 the Board of Directors of the Company determined that certain financial statements filed by the Company could not be relied upon, including those for the quarterly reports for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011.  The Company is filing the amendments to those quarterly reports as filed on Forms 10-Q on May 16, 2011, August 15, 2011 and November 18, 2011, to revise the accounting treatment previously accorded certain transactions and to restate the related financial statements including items addressed by SEC Staff comments. The restatements are being made to revise the previous accounting treatment and recognize the Company’s merger transaction completed on March 16, 2011 with Hyperlocal as a recapitalization, rather than an acquisition. As a result of the revised accounting treatment for the merger, no goodwill or intangible assets were recorded in conjunction with the recapitalization. During the three month period ended June 30, 2011 and nine month period ended September 30, 2011, the Company had impaired $4,705,104, the full amount of the previously recorded goodwill, contributing to the Company’s net loss of $5,794,616.  Adjusting this transaction as stated above will decrease the Company’s net loss by $4,705,104 and result in a reduced restated net loss of $1,089,512.

The Form 10-Q/A items under “Part I. Financial Information” for the periods ending March 31, 2011, June 30, 2011 and September 30, 2011 which are being amended and restated as a result of the foregoing are: (i) Item 1. Financial Statements, including Condensed Consolidated Balance Sheets, Condensed Consolidated Statement of Operations, Condensed Consolidated Statement of Stockholders’ Equity, Condensed Consolidated Statements of Cash Flows, and the Notes to Condensed Consolidated Financial Statements; (ii) Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and (iii) Item 4. Controls and Procedures.

The Company’s Chief Executive Officer has discussed these matters with Webb & Company, P.A., its independent registered public accounting firm who concurs with restatements. Upon filing the restatements for the periods indicated above, the Company believes that it will have fully addressed all the comments in the Comment Letter. However, the SEC Staff will review the restatements prior to finalizing the comment letter process.  Until the Company has reissued the restated results for the applicable periods discussed above, investors and other users of the Company’s filings with the SEC are cautioned not to rely on the financial statements in question, to the extent that they are affected by the accounting issues described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2012	MMAX MEDIA, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer